UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2022

____________________________

Solar Integrated Roofing Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-56256 (Commission File Number)		90-1502972 (IRS Employer Identification No.)
2831 St. Rose Parkway, Suite 200 Henderson, Nevada 89052 (Address of Principal Executive Offices) (Zip Code)

(702) 589-4651

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.Unregistered Sales of Equity Securities.

On December 28, 2022, Solar Integrated Roofing Corp. (the “Company”) granted to Stefan Abbruzzese, the Company’s President, a non-qualified stock option to purchase up to 15,000,000 shares of the Company’s common stock (the “Abbruzzese Option”), which Abbruzzese Option has a term of 10 years, an exercise price of $0.099 per share, and vests and becomes exercisable 50% on the date of grant, 25% on the first anniversary of the date of grant, and 25% on the second anniversary of the date of grant so long as Mr. Abbruzzese provides continuous service to the Company through the applicable vesting date.

In addition, the Company agreed to grant to Mr. Abbruzzese, as soon as practicable following the date (the “Determination Date”) that is 6 months following the date the Company’s common stock is first listed for trading on The Nasdaq Stock Market, Inc., of an additional non-qualified stock option (the “Top-Up Option”), if any, to purchase up to a number of shares of common stock equal to the positive difference between (i) four percent (4%) of the Company’s authorized shares of Common Stock as of the Determination Date and (ii) 40,000,000 shares of Common Stock (as adjusted for stock splits, reverse stock splits and similar transactions), which Top-Up Option will have a term of 10 years and an exercise price equal to the closing price of the Company’s common stock on the date of grant, and shall vest and become exercisable 50% on the date of grant, 25% on December 28, 2023, and 25% on December 28, 2023 so long as Mr. Abbruzzese provides continuous service to the Company through the applicable vesting date.

The Abbruzzese Option was offered and sold exclusively to Mr. Abbruzzese, an accredited investor, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Mr. Abbruzzese represented his intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act, and the shares of common stock acquired upon exercise of the Abbruzzese Option will bear appropriate legends if applicable. The offer and sale of the Option to Mr. Abbruzzese were made without any general solicitation or advertising.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 3.02 of this Current Report on Form 8-K, which disclosure is incorporated into this Item 5.02 by reference, the Company granted to Mr. Abbruzzese the Abbruzzese Option and has agreed to grant Mr. Abbruzzese the Top-Up Option as compensation for services rendered by him to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR INTEGRATED ROOFING CORP.

Date: January 4, 2023	By:	/s/ Martin S. McDermut
Martin S. McDermut,
Chief Financial Officer